Exhibit 99.1

Wireless Telecom GroupINC.

25 Eastmans Road, Parsippany, NJ 07054

Tel. (973) 386-9696 Fax (973) 402-4042

WIRELESS TELECOM GROUP ANNOUNCES

THIRD QUARTER 2017 FINANCIAL RESULTS

NEWS RELEASE

Highlights for the quarter ended September 30, 2017:

•	Net revenues of $12,560,000
o	A year over year increase of $4,216,000, or 50.5%
o	Includes a year over year increase of $1,064,000, or 37.5%, in our Test & Measurement segment
o	Includes a year over year increase of $921,000, or 16.7%, in our Network Solutions segment
o	Includes $2,231,000 of Embedded Solutions revenue
•	Gross Margin of $6,113,000, or 48.7%
•	Net Income of $653,000
•	Non-GAAP Adjusted EBITDA of $1,458,000
o	A year over year increase of $806,000, or 124%
•	New customer orders of $15,430,000
o	A year over year increase of $4,284,000, or 38%
o	Includes $4,930,000 from Embedded Solutions
•	September 30, 2017 customer order backlog of $9,950,000
o	A year over year increase of $3,821,000, or 62%
o	Includes $3,684,000 of Embedded Solutions

November 9, 2017

Parsippany, New Jersey – Wireless Telecom Group, Inc. (NYSE American: WTT) (the “Company”) announced today results for the third quarter ended September 30, 2017.

For the quarter ended September 30, 2017, the Company reported consolidated net revenues of $12,560,000, compared to $8,344,000 for the same period in 2016, an increase of 50.5%. Net revenues in the Network Solutions segment were $6,428,000, compared to $5,507,000 for the same period in 2016, an increase of 16.7%. Net revenues in the Test & Measurement segment were $3,901,000, compared to $2,837,000 for the same period in 2016, an increase of 37.5%. Net revenues in the Embedded Solutions segment were $2,231,000, our second full quarter of results since its acquisition on February 17, 2017.

The Company also reported consolidated gross profit of $6,113,000, or 48.7% of revenue, for the quarter ended September 30, 2017, compared to $3,823,000, or 45.8% of revenue, for the same period in 2016.

For the quarter ended September 30, 2017, gross profit in the Network Solutions segment was $2,981,000, or 46.4%, compared to $2,513,000, or 45.6%, for the same period in 2016. Gross profit in the Test & Measurement segment was $2,166,000, or 55.5%, for the quarter ended September 30, 2017, compared to $1,310,000 or 46.2%, for the same period in 2016. Gross profit in the Embedded Solutions segment was $966,000, or 43.3% for the quarter ended September 30, 2017.

For the quarter ended September 30, 2017, the Company reported consolidated operating expenses of $5,331,000, compared to $3,555,000 for the same period in 2016, an increase of $1,777,000. Included in 2017 consolidated operating expenses are the operating expenses of our new Embedded Solutions segment of $925,000, $199,000 of depreciation and amortization, $224,000 of stock compensation expense and $158,000 of integration expenses relating to our acquisition of CommAgility on February 17, 2017.

The Company reported operating profit of $782,000 for the three months ending September 30, 2017 compared to operating profit of $268,000 for the same period in 2016. The Company also reported cash flow provided by operations of $450,000 for the nine months ending September 30, 2017 compared to cash used by operations of ($742,000) for the same period 2016. The Company reported net income of $653,000 for the quarter ended September 30, 2017, compared to net income of $122,000 for the same period in 2016.

Non-GAAP Adjusted EBITDA for the quarter ended September 30, 2017 was $1,458,000, compared to non-GAAP Adjusted EBITDA of $652,000 for the same period in 2016. The increase in non-GAAP Adjusted EBITDA from 2016 is attributable to improving revenues and gross margins.

The Company defines EBITDA as its net earnings before interest expense, provisions for taxes, depreciation expense and amortization expense. “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, acquisition expenses, integration expenses, non-cash inventory impairment charges, restructuring charges, and other non-recurring costs. A reconciliation of net income / (loss) to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

The Company reported customer orders of $15,430,000 during the quarter ending September 30, 2017, compared to $11,146,000 of customer orders for the same period in 2016. Included in the September 30, 2017 quarter are $4,930,000 of customer orders in the Embedded Solutions segment. The consolidated backlog of firm orders to be shipped in the next twelve months was approximately $9,950,000 at September 30, 2017, a year over year increase of $3,821,000 over the same period in 2016 and a sequential increase of $2,980,000 compared to approximately $6,970,000 at June 30, 2017.

During the three months ended September 30, 2017 the Company also recorded measurement period adjustments related to the accounting for the CommAgility acquisition and the completion of the valuation of intangible assets, contingent consideration and contingent asset associated with the equity claw back provisions and deferred taxes. The Company estimates that the CommAgility 2017 EBITDA target, as defined in the purchase agreement for the full equity component of the purchase price to be paid, will not be met. This will result in the estimated forfeiture of 2,092,516 shares in accordance with the equity claw back provisions of the CommAgility purchase agreement.

Tim Whelan, CEO of Wireless Telecom Group, Inc., commented, “We are very pleased with the revenue and profitable growth in the quarter which were at the high end of our expectations resulting in non-GAAP Adjusted EBITDA of $1,458,000. This has been our best quarter in over three years and reflects successful execution and progress in each of our three segments.” Whelan continued, “Our strong bookings in the quarter are a driver for continued revenue growth and highlight the value of our high-quality innovative solutions to our customers. We are particularly encouraged by $4.9 million of customer orders in our Embedded Solutions segment in the quarter which underscores our investment thesis in the long-term trend of LTE private network deployments. We are excited about the growth opportunity in this segment, the transformational value of their solution set and engineering expertise in the CommAgility operations. We expect to continue to invest across our three segments aligning our product roadmaps, go-to-market execution and strategic planning to the growth expectations from network densification, small cell deployment and private LTE network deployment in the foreseeable future.”

The Company expects the following consolidated results for the quarter ended December 31, 2017:

•	Revenue between $11.5 million and $12.0 million (resulting in an expectation for full year revenue between $45.5 million and $46 million).
•	Gross margins between 46-47%
•	Non-GAAP operating expenses between $4.8 and $5.0 million (specifically, the Company’s GAAP operating expenses, excluding depreciation expense, amortization expense, stock compensation expense, restructuring charges, purchase accounting adjustments in accordance with US GAAP, and non-recurring CommAgility acquisition and integration expenses, which cannot be itemized for reconciliation to the comparable GAAP measure at this time).

Contact: Mike Kandell

(973) 386-9696

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company views Adjusted EBITDA as an important indicator of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our business operations.

The Company believes that Adjusted EBITDA metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, statements regarding revenue, gross margins, non-GAAP operating expenses and the expectation that the Company will continue to invest across all three segments for the quarter ending December 31, 2017. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the Company’s ability to successfully integrate acquired businesses the ability of management to successfully implement the Company’s business plan and strategy, product demand and development of competitive technologies in the Company’s market sector, the impact of competitive products and pricing, the loss of any significant customers of the Company, and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton Electronics, CommAgility, Microlab and Noisecom, is a global designer and manufacturer of advanced RF and microwave components, modules, systems and instruments.  Serving the wireless, telecommunication, satellite, military, aerospace, semiconductor and medical industries, Wireless Telecom Group products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal analyzers, signal processing modules, LTE PHY and stack software, power splitters and combiners, GPS repeaters, public safety monitors, noise sources, and programmable noise generators, Wireless Telecom Group supports the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group is headquartered in Parsippany, New Jersey, in the New York City metropolitan area, and maintains a global network of Sales and Service offices for excellent product service and support. Wireless Telecom Group’s website address is http://www.wtcom.com.

Wireless Telecom Group,INC.

25 Eastmans Road Parsippany, NJ 07054

Tel. (973) 386-9696 Fax (973) 386-9191

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

(unaudited)

	Three Months Ended September 30		Nine Months Ended September 30

	2017	2016	2017	2016
NET SALES	$12,560,298	$8,344,301	$34,042,230	$22,322,820

COST OF SALES	6,446,992	4,521,302	20,252,254	12,440,817

GROSS PROFIT	6,113,306	3,822,999	13,789,976	9,882,003

Operating Expenses
Research and Development	1,051,233	948,654	3,267,955	3,042,916
Sales and Marketing	1,946,443	1,216,265	5,161,181	3,703,522
General and Administrative	2,333,795	1,389,996	8,567,102	4,141,520
Total Operating Expenses	5,331,471	3,554,915	16,996,238	10,887,958

Other income/(expense)	(1,033)	(27,090)	(4,253)	(78,675)
Interest Expense	(70,607)	(178)	(229,453)	(463)

Income/(loss) before taxes	710,195	240,816	(3,439,968)	(1,085,093)

Tax Provision/(Benefit)	56,799	118,980	(1,493,789)	(412,409)

Net Income/(Loss)	653,396	121,836	(1,946,179)	(672,684)

Other Comprehensive Income/(Loss):
Foreign currency translation adjustments	547,160	-	1,123,494	-
Comprehensive Income/(Loss)	$1,200,556	$121,836	$(822,685)	$(672,684)

Net Income/(Loss) per common share:
Basic	$0.03	$0.01	$(0.10)	$(0.04)
Diluted	$0.03	$0.01	$(0.10)	$(0.04)

Weighted average shares outstanding:
Basic	20,235,876	18,721,346	19,799,219	18,650,274
Diluted	22,938,188	19,358,968	19,799,219	18,650,274

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30 2017	December 31 2016
	(unaudited)
CURRENT ASSETS
Cash & cash equivalents	$2,266,532	$9,350,803
Accounts receivable - net of reserves of $23,026 and $10,740, respectively	8,107,931	5,183,869
Inventories - net of reserves of $2,067,103 and $1,549,089, respectively	6,485,796	8,452,751
Prepaid expenses and other current assets	4,789,567	866,036
TOTAL CURRENT ASSETS	21,649,826	23,853,459
PROPERTY PLANT AND EQUIPMENT - NET	2,428,245	2,166,566
OTHER ASSETS
Goodwill	10,113,158	1,351,392
Acquired Intangible Assets, net	4,756,386	-
Deferred income taxes	8,822,687	7,403,600
Other	794,058	660,118
TOTAL OTHER ASSETS	24,486,289	9,415,110

TOTAL ASSETS	$48,564,360	$35,435,135

CURRENT LIABILITIES
Short term debt	1,423,927	-
Accounts payable	2,416,202	2,986,797
Accrued expenses and other current liabilities	3,290,598	673,067
Deferred Revenue	573,477	-
TOTAL CURRENT LIABILITIES	7,704,204	3,659,864
LONG TERM LIABILITIES
Long term debt	532,000	-
Other long term liabilities	1,810,990	69,058
Deferred Tax Liability	789,263	-
TOTAL LONG TERM LIABILITIES	3,132,253	69,058

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 2,000,000 shares authorized, none issued	-	-
Common stock, $.01 par value, 75,000,000 shares authorized, 33,886,752 and 29,786,224 shares issued, 22,790,667 and 18,751,346 shares outstanding	338,867	297,862
Additional paid in capital	47,453,286	40,563,002
Retained earnings	9,722,650	11,668,829
Treasury stock at cost, - 11,096,085 and 11,034,878 shares, respectively	(20,910,394)	(20,823,480)
Accumulated Other Comprehensive Income	1,123,494	-
TOTAL SHAREHOLDERS’ EQUITY	37,727,903	31,706,213

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$48,564,360	$35,435,135

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

	For the Nine Months Ended September 30
	2017	2016

CASH FLOWS PROVIDED/(USED) BY OPERATING ACTIVITIES
Net income (loss)	$(1,946,179)	$(672,684)
Adjustments to reconcile net income (loss) to net cash provided/(used) by operating activities:
Depreciation and amortization	1,345,806	363,634
Amortization of debt issuance fees	48,503	-
Share-based compensation expense	507,791	432,612
Deferred rent	18,277	27,454
Deferred income taxes	(1,419,087)	(434,333)
Provision for doubtful accounts	12,286	(8,788)
Inventory reserves	1,314,528	221,369
Changes in assets and liabilities, net of acquisition:
Accounts receivable	(529,198)	(176,019)
Inventories	1,820,249	(1,603,381)
Prepaid expenses and other assets	238,351	(14,162)
Accounts payable	(1,776,291)	1,091,071
Accrued expenses and other liabilities	814,989	30,818
Net cash provided/(used) by operating activities	450,025	(742,409)
CASH FLOWS (USED) BY INVESTING ACTIVITIES
Capital expenditures	(588,180)	(715,128)
Proceeds from asset disposal	7,397	-
Acquisition of business net of cash acquired	(9,137,534)	-
Net cash (used by) investing activities	(9,718,317)	(715,128)
CASH FLOWS PROVIDED/(USED) BY FINANCING ACTIVITIES
Revolver borrowings	25,281,935	-
Revolver repayments	(24,010,007)	-
Term loan borrowings	760,000	-
Term loan repayments	(76,000)	-
Debt issuance fees	(215,358)	-
Proceeds from exercise of stock options	424,950	-
Repayments of equipment lease payable	-	(101,296)
Repurchase of stock	(86,914)	(65,468)
Net cash provided/(used by) financing activities	2,078,606	(166,764)
Effect of exchange rate changes on cash and cash equivalents	105,415	-
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(7,084,271)	(1,624,301)
Cash and cash equivalents, at beginning of period	9,350,803	9,726,007
CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$2,266,532	$8,101,706

SUPPLEMENTAL INFORMATION:
Cash paid during the period for interest	$90,084	$-
Cash paid during the period for income taxes	$58,454	$67,438

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Capital expenditures	$-	$(41,904)
Equipment lease payable	$-	$41,904

NET REVENUES AND GROSS PROFIT BY SEGMENT

(unaudited)

	Three months ended September 30
	Revenue		% of Revenue		Change
	2017	2016	2017	2016	Amount	Pct.
Network solutions	$6,427,646	$5,507,065	51.2%	66.0%	$920,581	16.7%
Test and measurement	3,901,486	2,837,236	31.0%	34.0%	1,064,250	37.5%
Embedded solutions	2,231,166	-	17.8%	0.0%	2,231,166	-
Total net revenues	$12,560,298	$8,344,301	100.0%	100.0%	$4,215,997	50.5%

	Three months ended September 30,
	Gross Profit		Gross Margin %		Change
	2017	2016	2017	2016	Amount	Pct.
Network solutions	$2,981,120	$2,512,910	46.4%	45.6%	$468,210	18.6%
Test and measurement	2,165,830	1,310,089	55.5%	46.2%	855,741	65.3%
Embedded solutions	966,356	-	43.3%	0.0%	966,356	-
Total gross profit	$6,113,306	$3,822,999	48.7%	45.8%	$2,290,307	59.9%

	Nine months ended September 30
	Revenue		% of Revenue		Change
	2017	2016	2017	2016	Amount	Pct.
Network solutions	$17,560,210	$15,196,800	51.6%	68.1%	$2,363,410	15.6%
Test and measurement	10,253,863	7,126,020	30.1%	31.9%	3,127,843	43.9%
Embedded solutions	6,228,157	-	18.3%	0.0%	6,228,157	-
Total net revenues	$34,042,230	$22,322,820	100.0%	100.0%	$11,719,410	52.5%

	Nine months ended September 30
	Gross Profit		Gross Margin %		Change
	2017	2016	2017	2016	Amount	Pct.
Network solutions	$6,623,630	$6,799,036	37.7%	44.7%	$(175,406)	-2.6%
Test and measurement	4,332,165	3,082,967	42.2%	43.3%	1,249,198	40.5%
Embedded solutions	2,834,181	-	45.5%	0.0%	2,834,181	-
Total gross profit	$13,789,976	$9,882,003	40.5%	44.3%	$3,907,973	39.5%

RECONCILIATION OF NET INCOME TO NON-GAAP EBITDA AND NON-GAAP ADJUSTED EBITDA

(unaudited)

	Three Months Ended September 30 (Unaudited)		Nine Months Ended September 30 (Unaudited)
	2017	2016	2017	2016
Reconciliation of Net Income to Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA:

GAAP Net Income	$653,396	$121,836	$(1,946,179)	$(672,684)
Tax Provision/(Benefit)	56,799	118,980	(1,493,789)	(412,409)
Depreciation And Amortization Expense	286,452	130,938	1,345,806	363,634
Interest Expense	70,607	178	229,453	463
Non-GAAP EBITDA	1,067,254	371,932	(1,864,709)	(720,996)
Stock Compensation Expense	223,919	235,374	507,791	432,612
Mergers and Acquisitions Expenses	-	-	1,289,517	-
Integration Expenses	158,448	-	322,937	-
Inventory Impairment	-	-	1,930,000	-
Inventory Recovery	(14,639)	-	(14,639)	-
US GAAP Purchase Accounting	-	-	70,709	-
Restructuring Charges and other non-recurring costs	22,639	44,200	572,912	467,000
Non-GAAP Adjusted EBITDA	$1,457,621	$651,506	$2,814,518	$178,616